                                  SCHEDULE 14C
                                 (RULE 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                       INFORMATION STATEMENT PURSUANT TO
              SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

/ /  Preliminary information statement      / /  Confidential, for use of the
                                                 Commission only (as
                                                 permitted by Rule
                                                 14c-5(d)(2))

/X/  Definitive information statement

                               Premier Parks Inc.
--------------------------------------------------------------------------------
                   (Name of Registrant as Specified in Charter)

Payment of filing fee (check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

                                 Not Applicable
--------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

                                 Not Applicable
--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


                                 Not Applicable
--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:


                                 Not Applicable
--------------------------------------------------------------------------------

     (5)  Total fee paid:

                                 Not Applicable
--------------------------------------------------------------------------------
     / /  Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

                                 Not Applicable
--------------------------------------------------------------------------------

     (2)  Form, schedule or registration statement no.:

                                 Not Applicable
--------------------------------------------------------------------------------

     (3)  Filing party:

                                 Not Applicable
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     (4)  Date filed:

                                 Not Applicable
--------------------------------------------------------------------------------
NOTE: WHERE ANY ITEM, OTHER THAN ITEM 4, CALLS FOR INFORMATION WITH RESPECT TO ANY MATTER TO BE ACTED UPON AT THE MEETING OR, IF NO MEETING IS BEING HELD, BY WRITTEN AUTHORIZATION OR CONSENT, SUCH ITEM NEED BE ANSWERED ONLY WITH RESPECT TO PROPOSALS TO BE MADE BY THE REGISTRANT. REGISTRANTS AND ACQUIREES THAT MEET THE DEFINITION OF "SMALL BUSINESS ISSUER" UNDER RULE 12b-2 OF THE EXCHANGE ACT SHALL REFER TO THE DISCLOSURE ITEMS IN REGULATION S-B AND NOT REGULATION S-K.
IF THERE IS NO COMPARABLE DISCLOSURE ITEM IN REGULATION S-B, SMALL BUSINESS ISSUERS NEED NOT PROVIDE THE INFORMATION REQUESTED. SMALL BUSINESS ISSUERS SHALL PROVIDE THE FINANCIAL INFORMATION IN ITEM 310 OF REGULATION S-B IN LIEU OF ANY FINANCIAL STATEMENTS REQUIRED BY ITEM 1 OF RULE 14c-101.

                             INFORMATION STATEMENT

                              PREMIER PARKS INC.
                          11501 NORTHEAST EXPRESSWAY
                        OKLAHOMA CITY, OKLAHOMA  73131

                    _______________________________________




                                                   December 30, 1996

Dear Stockholder:

     This is to inform you that Premier Parks Inc. (the "Company") is adopting a 1996 Stock Option and Incentive Plan (the "Plan") as more fully described in this Information Statement.

     By resolutions dated December 12, 1996, the Plan was adopted by written consent of the holders of a majority of the outstanding shares of the Company's Common Stock.

     The Plan will become effective on January 20, 1997 (the "Effective Date").

     In August 1996, the Board of Directors of the Company adopted the Plan. Pursuant to the provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the listing requirements of NASDAQ National Market and the provisions of Delaware law and the Company's Certificate of Incorporation, the holders of at least a majority of the outstanding shares of Common Stock are permitted to approve the Plan and the grant of options thereunder by written consent in lieu of a meeting, PROVIDED that prompt notice of such action is given to the other stockholders. Pursuant to the rules and regulations promulgated by the Securities and Exchange Commission (the "Commission") under the Exchange Act, an information statement must be sent to holders of Common Stock ("Holders") at least 20 days prior to the Effective Date. This notice, which is being sent to all Holders of record on December 27, 1996, is intended to serve as such notice under Delaware law and as the Information Statement required by the Exchange Act.

     Please note that you are not being asked to send a proxy and you are requested not to send one.

     This notice is not a notice of a meeting of stockholders.

                                       Sincerely,


                                       Kieran E. Burke
                                       Chairman of the Board

                             INFORMATION STATEMENT

                        NOTICE PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                           AND RULE 14(c) THEREUNDER
                                     AND
             SECTION 228(d) OF THE DELAWARE GENERAL CORPORATION LAW


                               PREMIER PARKS INC.
                           11501 NORTHEAST EXPRESSWAY
                         OKLAHOMA CITY, OKLAHOMA  73131
                           __________________________

                             INFORMATION STATEMENT
                                     FOR
                                STOCKHOLDERS
                           __________________________


                     WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY
                           __________________________


                          CONSENT REQUIRED FOR APPROVAL


     The Board of Directors of the Company has adopted resolutions authorizing the Company's 1996 Stock Option and Incentive Plan (the "Plan"), a copy of which is annexed hereto. The written consent of holders of shares representing at least a majority of the outstanding shares of the Company's Common Stock is required to approve the Plan.

     The Plan was approved by the written consent, dated December 12, 1996, of the holders of approximately 55% of the outstanding shares of Common Stock.

     The Board of Directors has fixed the close of business on December 27, 1996 as the record date for the determination of stockholders entitled to notice of the adoption of the Plan. As of that date, the Company had issued and outstanding 11,366,323 shares of Common Stock, the Company's only class of voting securities outstanding.

                      STOCK OWNERSHIP OF MANAGEMENT
                      AND CERTAIN BENEFICIAL HOLDERS

     The following table sets forth certain information as of September 30, 1996 (except as noted below) as to Common Stock owned by (a) each of the Company's current directors, (b) all current directors and officers of the Company as a group, and (c) each person who, to the best of the Company's knowledge, beneficially owned on that date more than 5% of the outstanding Common Stock.

                                               SHARES OF
        NAME AND ADDRESS OF                   COMMON STOCK            PERCENT
         BENEFICIAL OWNER                  BENEFICIALLY OWNED         OF CLASS
        -------------------                ------------------         --------

Kieran E. Burke(1). . . . . . . . . . . . .         224,301              1.9

Paul A. Biddelman(2). . . . . . . . . . . .       3,020,063             26.6

James F. Dannhauser(3). . . . . . . . . . .          48,000              *

Michael E. Gellert(4)(5). . . . . . . . . .       1,396,560             12.3

Gary Story(6) . . . . . . . . . . . . . . .          80,000              *

Jack Tyrrell(7) . . . . . . . . . . . . . .       1,001,336              8.8

Robert J. Gellert(5)(8) . . . . . . . . . .       1,261,945             11.1

Windcrest Partners(5)(9). . . . . . . . . .       1,136,025             10.0
122 East 42nd Street
New York, New York  10168

Lawrence, Tyrrell, Ortale & Smith II,
  L.P.(10). . . . . . . . . . . . . . . . .         661,940              5.8

Lawrence, Tyrrell, Ortale & Smith
3100 West End Avenue, Suite 500
Nashville, TN  37203

Hanseatic Corporation(11) . . . . . . . . .       3,020,063             26.6
Wolfgang Traber
450 Park Avenue
New York, New York  10152

Janus Capital Corporation(12) . . . . . . .       1,257,900             11.1
Thomas H. Bailey
Janus Venture Fund
100 Fillmore Street, Suite 300
Denver, Colorado 80206-4923

All directors and officers as a group(13)
(10 persons). . . . . . . . . . . . . . . .       5,785,460             49.6

________________

(*)  Less than 1%.

(1) Includes 47,302 shares of Common Stock and warrants and options to purchase 176,999 shares of Common Stock for his own account as to which Mr. Burke has sole voting and investment power.

(2) Represents shares beneficially owned by Hanseatic Corporation ("Hanseatic"), a private investment company, of which Mr. Biddelman is treasurer. See Footnote 11 below.

(3) Includes 11,000 shares of Common Stock for his own account and options to purchase 26,000 shares of Common Stock for his own account and 11,000 shares of Common Stock beneficially owned by Lepercq, de Neuflize & Co. Incorporated ("Lepercq"), an investment banking firm, of which Mr. Dannhauser is a director. Mr. Dannhauser disclaims beneficial ownership of the shares held by Lepercq.

(4) Includes 231,818 shares of Common Stock for his own account, as to which Mr. Gellert has sole voting and investment power. Includes 1,136,025 shares of Common Stock beneficially owned by Windcrest Partners, a New York limited partnership ("Windcrest") which shares voting and investment power with its general partners, Michael E. Gellert and Robert J. Gellert. Also includes 28,717 shares of Common Stock beneficially owned by Michael E. Gellert's daughter who resides in his household, Mr. Gellert disclaims beneficial ownership of all shares beneficially owned by his daughter.

(5) Members of the Gellert family and entities controlled by them beneficially own in the aggregate 1,597,881 shares of Common Stock. Such shares represent 14.1% of the Company's outstanding Common Stock. See footnotes (4), (8) and (9).

(6) Includes 80,000 shares of Common Stock issuable upon exercise of stock options held by Mr. Story, as to which he has sole voting and investment power.

(7) Includes 200,000 shares of Common Stock beneficially owned by Lawrence, Tyrrell, Ortale & Smith ("LTOS"); 461,940 shares of Common Stock beneficially owned by Lawrence, Tyrrell, Ortale & Smith II, L.P. ("LTOS II"); and 339,240 shares of Common Stock beneficially owned by Richland Ventures, L.P. ("Richland"). Mr. Tyrrell, who is a general partner of the respective general partners of LTOS and LTOS II and a general partner of Richland, disclaims beneficial ownership of all such shares.

(8) Includes 2,514 shares of Common Stock for his own account, as to which he has sole voting and investment power; 49,597 shares of Common Stock as agent for 30 other persons and entities with whom he shares voting and investment power; 2,168 shares of Common Stock as trustee for Michael E. Gellert's sister with respect to which he shares voting and investment power with Peter J. Gellert (who holds these shares as agent); 5,558 shares of Common Stock as trustee of irrevocable trusts for the benefit of Michael E. Gellert's children as to which he has sole voting and investment power; 1,083 shares of Common Stock as trustee of an irrevocable trust for the benefit of his brother as to which he has sole voting and investment power; 1,136,023 shares of Common Stock owned by Windcrest which shares voting and investment power with its general partners, Michael E. Gellert and Robert J. Gellert; and 65,000 shares of Common Stock beneficially owned by Lexfor Corporation of which he is President and a director, as to which he shares voting and investment power with the other officers and directors. Michael E. Gellert disclaims beneficial ownership of the shares owned by the trusts for the benefit of his children.

(9) Windcrest shares voting and investment power with its general partners, Michael E. Gellert and Robert J. Gellert.

(10) Includes 200,000 shares of Common Stock beneficially owned by LTOS and 461,940 shares beneficially owned by LTOS II. LTOS and LTOS II may be deemed to constitute a "group" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Information has been derived from Amendment No. 2 to Schedule 13D, dated November 2, 1994.

(11) Represents shares of Common Stock beneficially owned by Hanseatic. Mr. Traber holds a majority of the shares of capital stock of Hanseatic and thus may be deemed to beneficially own such Common Stock. Of such shares, 2,588,695 shares of Common Stock are held by Hanseatic Americas LDC, a Bahamian limited duration company in which the sole managing member is Hansabel Partners LLC, a Delaware limited liability company in which the sole managing member is Hanseatic. The remaining shares of Common Stock are held by Hanseatic for discretionary customer accounts. Information has been derived from Amendment No. 6 to Schedule 13D, dated June 4, 1996.

(12) Janus Capital Corporation ("Janus Capital") is a registered investment adviser that furnishes investment advice to certain registered investment companies, including Janus Venture Fund (the "Fund") and individual and institutional clients (collectively the "Managed Portfolios"). As a result, Janus Capital may be deemed to be the beneficial owner of the Common Stock held by such Managed Portfolios. Of the amount shown, 719,400 shares are held by the Fund and the balance are held in other Managed Portfolios. Mr. Bailey owns 12.2% of Janus Capital and serves as President and Chairman thereof. As a result, Mr. Bailey may be deemed beneficial owner of the shares held by the Managed Portfolios. Information has been obtained from
     Schedule 13G, dated November 8. 1996.

(13) The share amounts listed include shares of Common Stock that the following persons have the right to acquire within 60 days from September 30, 1996: Kieran E. Burke, 176,999 shares (see footnote
     (1)); James F. Dannhauser, 26,000 shares (see footnote (3)); Gary Story, 80,000 shares (see footnote (6)); and all directors and officers as a group, 298,199 shares.

                             EXECUTIVE COMPENSATION

          The following table discloses compensation received by the Company's Chief Executive Officer and Chief Operating Officer for the three years ended December 31, 1995. Messrs. Burke and Story are the only executive officers of the Company whose annual salary and bonus exceeded $100,000 in 1995.

SUMMARY COMPENSATION TABLE

                                                                      RESTRICTED     SECURITIES
NAME AND                                               OTHER ANNUAL     STOCK        UNDERLYING    ALL OTHER
PRINCIPAL POSITION(1)   YEAR    SALARY($)   BONUS($)   COMPENSATION   AWARD(S)($)    OPTIONS(#)   COMPENSATION
---------------------   ----    ---------   --------   ------------   -----------   ------------  ------------

Kieran E. Burke . . .   1995    $307,500    $150,000        --             --          100,000         (2)
Chairman of the         1994     290,000          --        --             --           10,000         (2)
 Board, Chief           1993     265,000      40,000        --             --           76,200         (2)
 Executive Officer
 and Director

Gary Story. . . . . .   1995    $214,583    $100,000                                    50,000         (2)
 President, Chief       1994     200,000          --        --             --           20,000         (2)
 Operating Officer      1993     140,000      70,000        --             --           40,000         (2)
 and Director

_______________

(1) James F. Dannhauser became Chief Financial Officer of the Company on October 1, 1995. Mr. Dannhauser's annual salary was $125,000. During 1995, he was granted options to acquire 40,000 shares of Common Stock.

(2) The Company has concluded that, as to each named executive officer for each year shown, all personal benefits paid or provided did not exceed the lesser of $50,000 or 10% of the salary and bonus reported for such officer. During 1995, the Company did not have any defined contribution plans or pension or other defined benefit or retirement plans, other than a qualified, contributory 401(k) plan. All regular employees are eligible to participate in the 401(k) plan if they have completed one full year of service and are at least 21 years old. Except with respect to the former employees of Funtime Parks, which the Company acquired in August 1995, the Company did not match contributions made by employees in 1995. The accounts of all participating employees are fully vested.


OPTIONS GRANTS IN LAST FISCAL YEAR

     The following table shows the grants of options under the Company's 1995 Stock Option and Incentive Plan (the "1995 Stock Incentive Plan") that were made to the named executive officers during the year ended December 31, 1995. These options are the only options that were granted to the named executive officers during that year. The amount shown as the potential realizable value of the options is based on an arbitrarily assumed annualized rate of stock price appreciation of either five percent or ten percent over the seven-year term of such options. Prior to the public offering (the "Public Offering") of the Company's Common Stock in June 1996, during 1994, a limited trading market developed for the Common Stock. The Compensation Committee of the Board of Directors determined that $8.25 was the fair market value of the Common Stock on the date such options were granted. Accordingly, $8.25 per share was used below as the starting point to calculate potential appreciation in the value of the Common Stock. Because the exercise price of such options is equal to the value of the options on the date the options were granted, optionees will not realize any benefit from the options unless there is an increase in stock price of the Common Stock. Such an increase would benefit all Common Stockholders proportionately. The potential realizable value of the options is based solely on arbitrarily assumed rates of appreciation as required by applicable regulations of the Commission. Actual gains, if any, on option exercises and Common Stock holdings are dependent on the future performance of the Common Stock and on overall market conditions.

                      OPTION GRANTS IN LAST FISCAL YEAR

                                                                                        POTENTIAL REALIZABLE
                                                                                          VALUE AT ASSUMED
                                                                                        ANNUAL RATES OF STOCK
                                                                                         PRICE APPRECIATION
                                            INDIVIDUAL GRANTS                             FOR OPTION TERM
                     ---------------------------------------------------------------  -----------------------
                        SHARES    % OF TOTAL OPTIONS
                      UNDERLYING     GRANTED TO        EXERCISE
     NAME             OPTIONS (#) EMPLOYEES IN 1995   PRICE ($/SH)  EXPIRATION DATE      5%         10%
     ----             ----------- ------------------  ------------  ---------------      --         ---
Kieran E. Burke. . . .    100,000       40.32%           $8.25      August 31, 2002      $340,000   $785,000
Gary Story . . . . . .     50,000       20.16%           $8.25      August 31, 2002      $170,000   $392,500

                    AGGREGATE OPTION EXERCISES AND OPTION VALUES

     The following table provides information on option exercises in 1995 by each of the named executive officers and the value of such officers' unexercised options at December 31, 1995.

                                                       NUMBER OF SHARES UNDERLYING         VALUE OF UNEXERCISED
                                                         UNEXERCISED OPTIONS AT           IN-THE-MONEY OPTIONS AT
                                                          DECEMBER 31, 1995 (#)           DECEMBER 31, 1995 ($)(1)
                                                       ----------------------------    -----------------------------
                        SHARES
                      ACQUIRED ON       VALUE
     NAME             EXERCISE (#)    REALIZED ($)     EXERCISABLE    UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
     ----             ------------    ------------     -----------    -------------    -----------     -------------
Kieran E. Burke. . . .      -              -             114,759        116,480         $1,037,572      $671,402
Gary Story . . . . . .      -              -              42,000         68,000         $288,750        $392,500

____________________

(1) Prior to the Public Offering, during 1994, a limited trading market developed for the Common Stock. Amount shown is based on $13.125 per share, the average of the closing bid and asked prices of the Common Stock (as reported on The Pink Sheets and the OTC Bulletin Board) on December 29, 1995, adjusted for the subsequent reverse stock split. The Company does not believe that this highly illiquid market constitutes an established trading market for the Common Stock.


                  APPROVAL OF THE 1996 STOCK INCENTIVE PLAN AND
         PERFORMANCE-BASED COMPENSATION UNDER THE 1996 STOCK INCENTIVE PLAN

GENERAL

     The Board of Directors and the holders of a majority of the outstanding shares of Common Stock of the Company have adopted the Plan. The Plan is intended to help the Company to attract, retain and motivate key employees (including officers) of the Company. The Company has approximately 430 full-time employees.

     The Plan provides for the grant of options ("Options") to purchase Common Stock that are intended to qualify as incentive stock options ("Incentive Options") under Section 422 of the Code as well as options that do not so qualify ("Non-Qualified Options"). The Plan also provides for the grant of stock appreciation rights ("SARs") in tandem with Options. An SAR granted in tandem with an Option (a

"tandem SAR") permits an optionee to surrender his Option to the Company for cancellation and receive an amount (in cash or shares of common stock) equal to the excess, if any, of (i) the fair market value at the time of surrender of the shares of Common Stock subject to the Option over (ii) the exercise price of the Option.

GRANTS PURSUANT TO THE PLAN

     Pursuant to the Plan, in August 1996, the Company granted Options to purchase an aggregate of 246,700 shares of Common Stock, all of which were Incentive Options. Of such Options, 86,200 were granted to Kieran E. Burke, Chairman of the Board and Chief Executive Officer of the Company, 58,000 were granted to Gary Story, President and Chief Operating Officer of the Company, 164,200 were granted to executive officers of the Company as a group and 82,500 were granted to employees and officers of the Company (who are not executive officers) as a group. All of the Options granted to date have a term of seven years and an exercise price of $22.00 per share, which is the amount determined by the Compensation Committee to have been the fair market value of the Common Stock on the date of grant of the Options. On December 26, 1996, the last sales price of the Common Stock as reported on the Nasdaq National Market was $31 3/4 per share. The Options become exercisable 20% upon grant and 20% per year after each of the next four years. If individual Option agreements so provide, Options become fully exercisable following a "change of control" of the Company.

BACKGROUND OF SHAREHOLDER APPROVAL REQUIREMENT

     Stockholder approval of the Plan is required for options granted under the Plan to qualify as Incentive Options under Section 422 of the Code. For this purpose, stockholders must approve a plan that designates the aggregate number of shares which may be issued under the plan and the class of employees eligible to receive options under the plan. Stockholder approval must be obtained within 12 months after adoption of the plan by the Board of Directors. In addition, stockholder approval of the Plan is required in order for transactions by optionees with respect to the Options and underlying shares to be exempt from certain requirements under Section 16(b) of the Exchange Act.

     Section 162(m) of the Code disallows a tax deduction for compensation in excess of $1 million that is paid to certain employees of a corporation whose common stock is subject to the registration requirement of Section 12 of the Exchange Act. However, this limitation does not apply to "qualified performance-based compensation." Pursuant to Treasury Regulation Section 1.162-27 promulgated under Section 162(m) of the Code, in order for grants under the Plan to satisfy the requirements to be "qualified performance-based compensation," it is necessary to obtain stockholder approval of the class of employees eligible to receive grants under the Plan, the business criteria to be used in making such grants (except in the case of options or SARs for which the exercise price is equal to the fair market value of the underlying stock on the grant date), the maximum number of shares with respect to which grants can be made to any one employee under the Plan and the exercise price of any Options or SARs or stock purchase price of any incentive stock awards.
 Another requirement for "qualified performance-based compensation" is that grants under the plan be made by a compensation committee consisting solely of two or more "outside directors," within the meaning of Treasury Regulation
Section 1.162-27(e)(3).

     The following "Description of the Plan" summarizes the principal features of the Plan. This summary is qualified in its entirety by reference to the specific provisions of the Plan, the full text of which is set forth in Exhibit A to this Information Statement.

     The Company does not presently intend either to grant options or SARs with an exercise price that is less than the fair market value of the Common Stock on the date of grant or to make incentive stock awards to purchase Common Stock at below market prices. Any such options or SARs that are granted or incentive stock awards that are made will not satisfy the "qualified performance-based compensation" exception to Section 162(m) absent stockholder approval of the business criteria on which are based the performance goals that are the basis for such grants or awards.

DESCRIPTION OF THE PLAN

     The following is a summary of the principal features of the Plan. This summary is qualified in its entirety by reference to the specific provisions of the Plan, the full text of which is set forth in Exhibit A to this Information Statement.

ADMINISTRATION OF THE PLAN

     The Plan will be administered by a compensation committee (the "Compensation Committee") which is appointed by the Board of Directors. The Compensation Committee consists of two members of the Board, neither of whom is or has been eligible at any time for the grant of Options or SARs under the Plan and each of whom is an "outside director" within the meaning of Treasury Regulation Section 1.162-27(e)(3). The Compensation Committee is authorized to interpret the Plan, adopt and amend rules and regulations relating to the Plan, and determine the recipients, form, and terms of Options and SARs granted under the Plan. All Options and SARs must be evidenced by a written agreement.

SHARES AVAILABLE

     Under the Plan, the maximum number of shares of Common Stock that may be subject to Options or SARs may not exceed an aggregate of 750,000 shares. The maximum number of shares will be adjusted in certain events, such as a stock split, reorganization or recapitalization. If a tandem SAR is exercised, the Option that is surrendered in connection with exercise of the SAR will terminate and the shares subject to that Option will not be available for further issuance under the Plan. If any option or SAR granted under the Plan terminates for any reason or expires before it is exercised in full, or if any shares sold under the Plan are reacquired by the Company under a right established when the shares were sold, the shares that had been reserved for such option or SAR or the shares so reacquired count toward the maximum number of shares issuable and cannot again be issued under the Plan. A reduction of the exercise price of an option is treated as the expiration of the option and issuance of a new option.

     No participant may be granted options or other rights, including SARs and incentive stock awards, to purchase more than 66 2/3% in the aggregate of the number of shares of Common Stock authorized to be issued under the Plan, as adjusted on account of certain events, such as a stock split, reorganization or recapitalization. If stockholders approve an increase in the number of shares authorized under the Plan, the 66 2/3% limitation will apply to the increased number of shares so authorized.

ELIGIBILITY

     Key employees (including officers and directors who are employees) of the Company or its subsidiaries are eligible for the grant of Options and SARs under the Plan. Directors who are not employees are not eligible to participate. In the event of Incentive Options, the aggregate fair market value (determined at the time the Option is granted) of the stock with respect to which Incentive Options become exercisable for the first time by the Option holder (i.e., vest) during any calendar year cannot exceed $100,000. This limit does not apply to Non-Qualified Options and SARs. To the extent an Option that otherwise would be an Incentive Option exceeds this $100,000 threshold, it will be treated as a Non-Qualified Option.

EXERCISE PRICE OF OPTIONS

     The Company will receive no monetary consideration for the grant of Options under the Plan. In case of an Incentive Option, the exercise price cannot be less than the fair market value of the shares on the date the Option is granted (if an optionee is a beneficial holder of 10% or more of the Company's outstanding Common Stock (a "10% Holder"), the exercise price of Incentive Option cannot be less than 110% of such fair market value). The exercise price of Non-Qualified Options shall be determined by the Compensation Committee, but shall not be less than 50% of the fair market value of the Common Stock on the date of grant. The exercise price of Options will be adjusted in certain events, such as a stock split, reorganization or recapitalization. The Company does not presently intend to issue any Options which have an exercise price that is less than the fair market value of the underlying Common Stock on the date of grant.

PAYMENT UPON EXERCISE OF OPTIONS

     Payment for shares purchased by exercising an Option is to be made in cash or, if the individual Option agreement so provides, by the delivery of promissory notes or the surrender of all or part of the Option to the Company in exchange for a number of shares of Common Stock having a total fair market value on the date of surrender equal to (i) the number of shares that could be acquired by exercising the portion of the Option that is surrendered over
(ii) the aggregate exercise price that would otherwise be paid to the Company on a cash exercise of the Option as to the number of shares surrendered. If individual Option agreements so provide, payment of the exercise price also may be made by delivery of shares of Common Stock valued at their fair market value on the date of delivery.

TERM OF OPTIONS

     The term of an Option cannot exceed ten years, and in the case of an optionee who is a 10% Holder, cannot exceed five years.

TERMINATION OF EMPLOYMENT

     Individual option agreements generally will provide that the Options will expire upon termination of employment except that (i) in the case of involuntary termination that is not for cause, the Option will be exercisable for three months after termination to the same extent that it was exercisable prior to termination, (ii) in the case of termination due to disability, the Option will be exercisable for one year after termination to the same extent that it was exercisable prior to termination and (iii) in the case of death during either the three month period referred to in (i) or the one year period referred to in (ii), the Option will be exercisable for one year after death to the same extent exercisable on the date of death.

After the death of an optionee, the Option is exercisable by the legal representative of the optionee or by the person that acquired the Option by reason of the death of the Optionee.

NON-TRANSFERABILITY OF OPTIONS

     Options are not transferable by the optionee except by will or by the laws of descent and distribution. The disposition of shares acquired pursuant to the exercise of an Option will be subject to any applicable restrictions on transferability imposed by the SEC regulations.

STOCK APPRECIATION RIGHTS

     A tandem SAR cannot be exercised before the related Option is first exercisable or after the related Option expires or is terminated. In addition, an SAR can be exercised for cash only during the period beginning on the third business day following the date of release for publication by the Company of quarterly or annual summary statements of earnings and ending on the twelfth business day following such day. Upon exercise of an SAR, payment to the holder may be made in cash or shares of Common Stock, as the Compensation Committee designates. SARs are not transferable except by will or the laws of descent and distribution. The exercise of an SAR is subject to such further conditions and limitations as the Compensation Committee may determine, including such conditions on exercise as may be required to comply with Rule 16b-3 under the Exchange Act.

EFFECTIVE DATE

     The Plan will become effective on January 20, 1997.


DURATION OF THE PLAN

     The Plan will terminate automatically and no Options or SARs may be granted after ten years have elapsed from the earlier of the date the Plan was approved by the Company's Board of Directors or the effective date of the Plan. The Plan may be terminated at any prior time by the Board of Directors. Termination of the Plan will not affect Options or SARs that were granted prior to the termination date.

AMENDMENTS

     The Plan may be amended from time to time by the Board of Directors. However, no action of the Board may, without the approval of the Company's stockholders, (i) materially increase the benefits accruing to participants under the Plan, (ii) increase the number of shares that may be issued under the Plan (except for certain adjustments that would not further dilute the interest of any stockholder), or (iii) change the eligibility requirements for participation in the Plan.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following summary outlines certain federal income tax consequences of the Plan to the Company and participants under present law.

INCENTIVE OPTIONS

     A participant will not recognize income for federal income tax purposes upon the grant of an Incentive Option. A participant also will not be taxed on the exercise of an Incentive Option, provided that the Common Stock acquired upon exercise of the Incentive Option is not sold by the participant within two years after the Option was granted and one year after the Option is exercised (the "required holding period").

     However, for alternative minimum tax ("AMT") purposes, the difference between the exercise price of the Incentive Option and the fair market value of the Common Stock acquired upon exercise is an item of tax preference in the year the Incentive Option is exercised. The participant is required to include such amount in AMT income in such year and to compute the tax basis of the shares so acquired in the same manner as if a Non-Qualified Stock Option had been exercised, including the availability of a Section 83 election (discussed below). Whether a participant will be liable for AMT in the year the Incentive Option is exercised will depend on the participant's particular tax circumstances. AMT paid in such year will be allowed as a credit to the extent regular tax exceeds AMT in subsequent years.

     On a sale, after the required holding period, of Common Stock that was acquired by exercising an Incentive Option, the difference between the participant's tax basis in the Common Stock and the amount received in the sale is taxed as long-term capital gain or loss.

     If Common Stock acquired upon the exercise of an Incentive Option is disposed of by the participant during the required holding period (a "disqualifying disposition"), the excess, if any, of (i) the amount realized on such disposition (up to the fair market value of the Common Stock on the exercise date) over (ii) the exercise price, will be taxed to the participant as ordinary income. If a participant pays the exercise price of an Incentive Option by delivering Common Stock that was previously acquired by exercising an Incentive Option and such delivery occurs before the end of the required holding period of such Common Stock, the participant is treated as making a disqualified disposition of the Common Stock so delivered.

     The Code puts a $100,000 limit on the value of stock subject to Incentive Options that first become exercisable in any one year, based on the fair market value of the underlying Common Stock on the date of grant. To the extent Options exceed this limit, they are taxed as Non-Qualified Stock Options.

NON-QUALIFIED STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

     A participant who receives a Non-Qualified Stock Option or SAR does not recognize taxable income on the grant of the Option or SAR. Upon exercise of a Non-Qualified Stock Option, a participant generally has ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price paid for the shares. Upon receipt of cash or shares when an SAR is exercised, a participant generally has ordinary income in an amount equal to the sum of the amount of cash and the fair market value of the shares received.

     However, if the participant (i) is an officer or director of the Company or the beneficial owner of more than 10% of the Company's equity securities (in each case, within the meaning of Section 16 of the Exchange Act -- as so defined, an "Insider"), (ii) does not make a Section 83 election and (iii) receives shares upon the exercise of a Non-Qualified Stock Option or SAR, the recognition of income (and the determination of the amount of income) is deferred until the earlier of (a) six months after the shares are acquired or (b) the earliest date on which the Insider could sell the shares at a profit without being subject to liability under Section 16(b) of the Exchange Act (six months after the Non-Qualified Stock Option or SAR is granted, in the case of an "in-the-money" Option or SAR). If the participant makes a Section 83 election, income is not deferred. Rather, income is recognized on the date of exercise of the Non-Qualified Stock Option or SAR in an amount equal to the excess of the fair market value of the shares acquired upon exercise over the exercise price. A Section 83 election must be filed with the Internal Revenue Service within thirty (30) days after an Option is exercised.

     A participant's tax basis in shares received upon exercise of a Non-Qualified Stock Option or SAR is equal to the amount of ordinary income recognized on the receipt of the shares plus the amount of cash, if any, paid upon exercise. The holding period for the shares begins on the day after the shares are received or, in the case of an Insider that has not made a Section 83 election, on the day after the date on which income is recognized by the Insider on account of the receipt of the shares.

     If a participant exercises a Non-Qualified Stock Option by delivering previously held shares in payment of the exercise price, the participant does not recognize gain or loss on the delivered shares, even if their fair market value is different from the participant's tax basis in the shares. The exercise of the Non-Qualified Stock Option is taxed however, and the Company generally is entitled to a deduction, in the same amount and at the same time as if the participant had paid the exercise price in cash. Provided the participant receives a separate identifiable stock certificate therefor, his tax basis in the number of shares received that is equal to the number of shares surrendered on exercise will be the same as his tax basis in the shares surrendered. His holding period for such number of shares will include his holding period for the shares surrendered. The participant's tax basis and holding period for the additional shares received upon exercise will be the same as it would if the participant had paid the exercise price in cash.

     If a participant receives shares upon the exercise of a Non-Qualified Stock Option or SAR and thereafter disposes of the shares in a taxable transaction, the difference between the amount realized on the disposition and the participant's tax basis in the shares is taxed as capital gain or loss (provided the shares are held as a capital asset on the date of disposition), which is long-term or short-term depending on the participant's holding period for the shares.

DEDUCTION BY THE COMPANY

     The Company is not allowed a federal income tax deduction on the grant or exercise of an Incentive Option or the disposition, after the required holding period, of shares acquired by exercising an Incentive Option. On a disqualifying disposition of such shares, the Company is allowed a federal income tax deduction in an amount equal to the ordinary income recognized by the participant as a result of the disqualifying disposition, provided that such amount constitutes an ordinary and necessary business expense of the Company, is reasonable in amount and is not disallowed by Section 162(m) of the Code (discussed above).

     The ordinary income recognized by an employee of the Company on account of the exercise of a Non-Qualified Stock Option or SAR is subject to both wage withholding and employment taxes. A deduction for federal income tax purposes is allowed to the Company in an amount equal to the amount of ordinary income taxable to the participant, provided that such amount constitutes an ordinary and necessary business expense of the Company, that such amount is reasonable, and that the Company satisfies any tax reporting obligation that it has with respect to such income.

                                   OTHER MATTERS

     The Company will pay the cost of distributing this Information Statement, including the cost of assembling and mailing it. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Company's Common Stock.

                                 BY ORDER OF THE BOARD OF DIRECTORS


                                 RICHARD A. KIPF
                                 Secretary

Oklahoma City, Oklahoma
December 30, 1996

                                                                      EXHIBIT A

                                PREMIER PARKS INC.
                       1996 STOCK OPTION AND INCENTIVE PLAN


I.   THE PLAN

     There is hereby established the 1996 Stock Option and Incentive Plan (the "Plan") for Premier Parks Inc. (the "Company"), under which options may be granted to purchase shares of the common stock, $.05 par value, of the Company, under which shares of such common stock may be sold at incentive prices below the market price at the time of sale, and under which stock appreciation rights may be granted.

II.  AMOUNT OF STOCK

     An aggregate of Seven Hundred and Fifty Thousand (750,000) shares of the Company's common stock may be issued upon exercises of options or stock appreciation rights or upon purchases at incentive prices. Such shares may be authorized but unissued shares, shares held in the treasury or outstanding shares purchased from their owners on the market or otherwise. If any option or stock appreciation right granted under the Plan terminates for any reason or expires before the option or stock appreciation right is exercised in full or if any shares sold under the Plan are reacquired by the Company by reason of any right to reacquire such shares established at the time the shares were initially sold, the shares previously reserved for issuance upon exercise of such option or stock appreciation right or the shares so reacquired shall count toward the maximum number of shares that may be issued under the plan, as adjusted pursuant to next paragraph, and such shares shall not again be available to be issued under the Plan. A reduction of the exercise price of an option shall be treated for purposes of the preceding sentence as the expiration of the option and the issuance of a new option.

     If the outstanding shares of the Company's common stock are from time to time increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through merger, consolidation, reorganization, split-up, split-off, spin-off, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the number and kind of shares which may be issued upon purchases made under the Plan and an appropriate and proportionate adjustment shall be made in the number and kind of shares and/or other property which may be issued upon exercise of options or stock appreciation rights granted under the Plan such that each such option or stock appreciation right shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the shares subject to the option or stock appreciation right had such option or right been exercised in full immediately prior to such increase, decrease or change. Such adjustment shall be made successively each time that any such increase, decrease or change is made. In addition, in the event of any such increase, decrease or change, the Board of Directors or the Committee shall make such further adjustments as are appropriate to the maximum number of shares subject to the Plan or to the other provisions of the Plan or of incentive stock issued or options or stock appreciation rights granted thereunder. Notwithstanding the foregoing, each such increase, decrease, change or other adjustment with respect to an incentive stock option, within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (hereafter, an "Incentive Stock Option") (i) shall comply with the requirements to be an issuance or assumption of a stock option in a transaction to which Section 424(a) of the Code applies and (ii) shall not be made if, as a result, an Incentive Stock Option granted hereunder would not be an Incentive Stock Option.

     To the extent that the aggregate fair market value of stock subject to one or more Incentive Stock Options first exercisable by any individual in any calendar year under this Plan (or under all such plans of the Company and its subsidiary corporations) exceeds $100,000, determined as of the time the option is granted, such options shall be treated as options that are not Incentive Stock Options. This limitation will be applied by taking into account options in the order in which they were granted and without taking into account Incentive Stock Options granted before 1987.

III. ADMINISTRATION

     (a) The Plan shall be administered by the Board of Directors of the Company or by a Committee appointed by the Board of Directors which shall include not less than two Directors of the Company, each of whom shall be a disinterested person' within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and an 'outside director' within the meaning of Treasury Regulation Section 1.162-27(e)(3) promulgated under
Section 162(m) of the Code. The Board of Directors may from time to time remove members from or add members to the Committee. Vacancies on the Committee, however caused, shall be filled by the Board of Directors. Acts of the Committee may be authorized by a vote of the members if (i) at a meeting, held at a time and place and in accordance with rules adopted by the Committee, at which a majority of the members of the Committee are present and acting, or (ii) reduced to and approved in writing by a majority of the members of the Committee.

     (b) Subject to the express terms and conditions of the Plan, the Board of Directors and the Committee, if it exists, shall have full power to construe the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the administration of the Plan. The exercise of these powers by the Board of Directors or the Committee, as the case may be, shall be conclusive and binding upon all present, past and future participants in the Plan.

     (c) The Board of Directors or the Committee may from time to time determine to which officers or other employees eligible for selection as participants in the Plan, if any, options shall be granted or shares shall be sold under the Plan, the number of shares which may be issued upon exercise of any such option or which may be sold to any such participant, the period during which any option or stock appreciation right may be exercised, the exercise price of any option or the purchase price of any shares, and the means of payment upon exercise of any option or for any shares, determined in each case in accordance with the provisions of the Plan.

     (d) The Board of Directors or the Committee may from time to time, with the consent of the participant, adjust or reduce the option prices of options held by such participant by cancelling such options and granting options to purchase the same or a lesser number of shares at lower option prices or by modifying, extending or renewing such options, as those terms are defined in
Section 424(h) of the Code, and the applicable regulations thereunder. The Board of Directors or the Committee may, from time to time, conditionally or unconditionally accelerate, in whole or in part, rights to exercise any option granted under the Plan.

     (e) The Board of Directors or the Committee shall report in writing to the Secretary of the Company the names of the officers or other employees selected as participants in the Plan, and the terms and conditions of the options to be granted or the shares to be sold to each of them.

IV.  ELIGIBILITY FOR PARTICIPATION

     All officers and key employees of the Company and its subsidiary corporations (including officers or employees who are members of the Company's Board of Directors, but excluding directors who are not officers or employees) shall be eligible for selection as participants in the Plan. For this purpose a "subsidiary corporation" is a corporation so defined under
Section 424(f) of the Code.

V.   TERMS AND CONDITIONS OF OPTIONS

     The terms and conditions of each option granted under the Plan shall be evidenced by a Stock Option Agreement executed by the Company and the participant, which shall contain the following provisions, if applicable:

     (a) The number of shares which may be issued upon exercise of the option, the period during which the option may be exercised, the purchase price or prices per share to exercise the option, and the means of payment for the shares; PROVIDED, HOWEVER, that notwithstanding any other provision of the Plan to the contrary, an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted, and, PROVIDED, further, that in the case of an Incentive Stock Option granted to a person who, at the time such Incentive Stock Option is granted, owns shares of the Company or any of its subsidiary corporations which possess more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of such subsidiary corporations, such Incentive Stock Option shall not be exercisable after the expiration of five (5) years from the date such option is granted, and, PROVIDED, further, that the purchase price or prices of each share of the Company's common stock subject to any option under the Plan shall be determined as follows:

          (i) The price of each share subject to an Incentive Stock Option under the Plan shall be not less than one hundred percent (100%) of the fair market value of such share on the date the option is granted; PROVIDED, HOWEVER, that in the case of an Incentive Stock Option granted to a person who, at the time such Incentive Stock Option is granted, owns shares of the Company or any of its subsidiary corporations which possess more then ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of such subsidiary corporations, the price of each share subject to such Incentive Stock Option shall be not less than one hundred and ten percent (110%) of the fair market value of such share on the date the option is granted. In determining stock ownership of an employee for any purposes under the Plan, the rules of Section 424(d) of the Code shall apply, and the Board of Directors or the Committee may rely on the representations of fact made to it by the employee and believed by it to be true.

          (ii) The purchase price of each share subject to a nonqualified stock option under the Plan shall be determined by the Board of Directors or the Committee prior to granting the option. The Board of Directors or the Committee shall set the purchase price for each share subject to a nonqualified stock option at either the fair market value of such share on the date the option is granted, or at such other price as the Board of Directors or the Committee in its sole discretion shall determine; PROVIDED, HOWEVER, that in no event shall the purchase price of a share subject to a nonqualified stock option under the Plan be less than 50% of the fair market value of such share on the date the option is granted.

          (iii) The fair market value of a share on a particular date shall be deemed to be the average (mean) of the reported "high" and "low" sales prices on the largest national securities exchange (based on the aggregate dollar value of securities listed) on which such shares are then listed or traded. If such shares are not listed or traded on any national securities exchange, then, in each case, to the extent the Board of Directors or the Committee determines in good faith that the following prices arise out of a bona fide, established trading market for the shares, (i) the average of the reported "high" and "low" sales prices for such shares in the over-the-counter market, as reported on the National Association of Securities Dealers Automated Quotations System, or, if such prices shall not be reported thereon, the average between the closing bid and asked prices reported, or (ii) if such prices shall not be reported, then the average closing bid and asked prices reported by the National Quotation Bureau Incorporated. In all other cases, the fair market value of a share shall be established by the Board of Directors or the Committee in good faith.

     (b) Such terms and conditions of exercise as may be set by the Board of Directors or the Committee and specified in the Stock Option Agreement.

     (c) That the option is not transferable other than by will or the laws of descent and distribution and that the option is exercisable during the grantee's lifetime only by the grantee or, if the grantee is disabled, by his guardian or legal representative.

     (d) In addition to the restrictions set forth in (c) above, such restrictions on transfer of the option, and such restrictions on transfer of the shares acquired upon exercise of the option, as may be set by the Board of Directors or the Committee.

     (e) Such other terms and conditions not inconsistent with the Plan as may be set by the Board of Directors or the Committee, including provisions allowing acceleration of options upon a change of control of the Company or otherwise.

     (f) In the discretion of the Board of Directors or the Committee, any option granted hereunder may provide that such option may be exercised by the holder's surrender of all or part of such option to the Company in exchange for a number of shares of the Company's common stock having a total market value, as of the date of surrender, equal to the excess of (i) the market value, as of the date of surrender, of the number of shares that could be acquired by the exercise of that portion of the option which is surrendered, over (ii) the aggregate exercise price which would otherwise be paid to the Company upon a normal exercise of the option as to the number of shares surrendered. In the event the foregoing calculation would require the issuance of a fractional share, the Company shall, in lieu thereof, pay cash in an amount equal to the fair market value of such fraction as of the date of surrender.

     (g) The Board of Directors or the Committee may, in its discretion, grant stock appreciation rights to participants who are concurrently being granted, or previously have been granted, options under the Plan. A stock appreciation right shall be related to a particular option (either an option previously granted to a participant or an option granted concurrently with the stock appreciation right) and shall entitle the participant, at such time or times as the related option is exercisable, and upon surrender of the then exercisable option, or part thereof, and exercise of the stock appreciation right, to receive payment of an amount determined pursuant to paragraph (ii) below.

     Stock appreciation rights shall be subject to the following terms and conditions, to the terms of subsection (c) above regarding transferability, and to such other terms and conditions not inconsistent with this Plan as the Board of Directors or Committee may approve and direct:

          (i) A stock appreciation right shall be exercisable by a participant at such time or times, and to such extent, as the option to which it relates shall be then exercisable; PROVIDED, HOWEVER, that a stock appreciation right may be exercised for cash only during the period beginning on the third business day following the date of release for publication by the Company of quarterly or annual summary statements of earnings and ending on the twelfth business day following such date and that the Board of Directors or Committee may impose such other conditions on exercise as may be required to satisfy the requirements of Rule 16b-3 under the Exchange Act (or and successor provision in effect at that time).

          (ii) Upon exercise of the stock appreciation right and surrender of an exercisable portion of the related option, a participant shall be entitled to receive payment of an amount determined by multiplying:

               A. the difference obtained by subtracting the option exercise price per share of common stock subject to the related option from the fair market value of a share of common stock of the Company on the date of exercise of the stock appreciation right, by

               B. the number of shares subject to the related option with respect to which the stock appreciation right shall have been exercised.

          (iii) Unless otherwise provided, payment of the amount determined under paragraph (ii) above shall be made one-half in cash and one-half in shares of common stock of the Company valued at their fair market value on the date of exercise of the stock appreciation right, PROVIDED, HOWEVER, that the Board of Directors or the Committee, in its sole discretion, may either require or allow the holder of the stock appreciation right to elect for such stock appreciation right to be settled solely in such shares, solely in cash, or in some other proportion of shares and cash, and PROVIDED, further, that cash shall, in any event, be paid in lieu of fractional shares.

          (iv) A stock appreciation right shall in no event be exercisable unless and until six months have elapsed from the date of grant of such stock appreciation right.

          (v) The shares and/or cash delivered or paid to a participant upon exercise of the stock appreciation right shall be issued or paid in consideration of services performed for the Company or for its benefit by the participant.

     (h) Notwithstanding anything herein to the contrary, no participant may be granted options or other rights to purchase, including stock appreciation rights with respect to, more than 66 2/3% in the aggregate of the number of shares of common stock authorized to be issued under the Plan, counted as provided in and as adjusted pursuant to, Section 2 above. In the event of an increase in the number of shares authorized under the Plan, the 66 2/3% limitation will apply to the increased number of shares so authorized.

VI.  LIMITATION ON PRICE FOR SHARES

     No option shall be granted under the Plan, and no stock shall be sold under the Plan, at an exercise price in the case of options or a purchase price in the case of direct sales of stock that is less than the par value of the shares optioned or sold.

VII. PROCEEDS FROM SALES OF SHARES

     The proceeds from the sale of shares under the Plan, upon the exercise of options or directly, shall be added to the general funds of the Company and may thereafter be used from time to time for such corporate purposes as the Board of Directors may determine and direct.

VIII.AMENDMENT SUSPENSION OR TERMINATION OF PLAN

     The Board of Directors may at any time amend, suspend or terminate the Plan. However, no such action by the Board of Directors may be taken without the approval of the stockholders of the Company if such action would increase the aggregate number of shares subject to the Plan (other than pursuant to Section II of the Plan), change the provisions regarding eligibility for participation in the Plan, reduce the exercise price of an Incentive Stock Option to below the price required by Section V(a)(i) of the Plan or materially increase the benefit accruing to participants under the Plan. No amendment, suspension or termination of the Plan shall alter or impair any rights or obligations under any outstanding Stock Option Agreement without the consent of the holder.

IX.  PROVISIONS FOR EMPLOYEES OF SUBSIDIARIES

     In connection with the granting of an option or the sale of any shares to a participant who is an employee of a subsidiary corporation, as defined in Section IV of the Plan, the Company may sell the shares to be optioned or sold to such employee to the subsidiary corporation which is his employer, at a price which shall be not less than the option exercise price or the purchase price of the shares to such participant, but which may be more, in order that the shares sold to the participant, or issued to the participant upon exercise of an option may be issued or sold to him directly by his employer corporation.

X.   EFFECTIVE DATE AND TERMINATION OF THE PLAN

     (a) The Plan shall be submitted for a vote at a meeting of the stockholders of the Company or shall be approved by written consent of the stockholders, in either case in accordance with and only to the extent permitted by the requirements of Rule 16b-3 of the Exchange Act, by the Company's charter and by-laws and by applicable state laws prescribing the method and degree of stockholder approval required for the issuance of corporate stock or options; PROVIDED, that if applicable state law does not provide a method and degree of required approval, the Plan must be approved by a majority of the votes cast at a duly held stockholders' meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan.


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     (b)  If approved by the stockholders of the Company within 12 months before or after adoption of the Plan by the Board, the Plan shall become effective on the date of such stockholder approval (the "Effective Date"). Unless sooner terminated by the Board, the Plan shall terminate on the date ten (10) years after the earlier of (i) the date the Plan is adopted by the Board or (ii) the Effective Date. After termination of the Plan, no further options may be granted or shares sold under the Plan (other than upon the exercise of options previously granted under the Plan); PROVIDED, HOWEVER1, that such termination will not affect any options granted or shares sold prior to termination of the Plan.

XI.  MISCELLANEOUS

     (a) The invalidity or illegality of any provision of the Plan shall not affect the validity or legality of any other provision of the Plan.

     (b) The Plan, any options or stock appreciation rights granted or shares sold thereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware from time to time obtaining.





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